Exhibit 99.1

SEMTECH CORPORATION ANNOUNCES PROPOSED PRIVATE OFFERING OF $250 MILLION OF CONVERTIBLE SENIOR NOTES

CAMARILLO, CALIFORNIA OCTOBER 6, 2022 – Semtech Corporation (Nasdaq: SMTC) (the “Company” or “Semtech”) today announced that, subject to market conditions, it intends to offer $250 million in aggregate principal amount of convertible senior notes due 2027 (the “Notes”) in a private placement (the “Offering”) to eligible purchasers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). Semtech also intends to grant the initial purchaser of the Notes an option to purchase, for settlement within a 13-day period from, and including, the date on which the Notes are first issued, up to an additional $37.5 million aggregate principal amount of Notes. The Offering of the Notes is subject to market and other conditions, and there can be no assurance as to whether or when the Offering may be completed, or as to the actual size or terms of the Offering.

Semtech intends to use a portion of the net proceeds from the Offering to pay the cost of certain convertible note hedge transactions described below (after such cost is partially offset by the proceeds to Semtech from the sale of warrants in certain warrant transactions described below). If the initial purchaser exercises its option to purchase additional Notes, Semtech expects to sell additional warrants to the option counterparties and expects to use a portion of the net proceeds from the sale of additional Notes, together with the proceeds from the additional warrants, to enter into additional convertible note hedge transactions with the option counterparties.

Semtech intends to use the remainder of the net proceeds of the Offering, together with the borrowings under Semtech’s new term loan facility, revolving credit facility and available cash and cash equivalents, to finance the purchase price for Sierra Wireless, Inc. (“Sierra Wireless”) and to pay related fees and expenses in connection with the acquisition of Sierra Wireless (the “Acquisition”).

The Offering will be consummated prior to consummation of the Acquisition. If the Acquisition has not closed as of the close of business on March 3, 2023, or if, before such time, the arrangement agreement (“Arrangement Agreement”) with respect to the Acquisition is terminated or Semtech reasonably determines in good faith that the Acquisition will not be consummated, Semtech may, at its option, redeem all (but not less than all) of the Notes on a redemption date on or prior to July 3, 2023 in cash at a redemption price equal to 101% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date, plus a premium, if any, based on the price of Semtech’s common stock prior to the redemption date.

In the event the Acquisition is not consummated, Semtech will use the remainder of the net proceeds from the Offering (after paying the net cost of the convertible note hedge transactions, after such cost is partially offset by the proceeds to Semtech of the warrants under the warrant transactions) to fund a portion of the redemption price of the Notes (as described above) or for general corporate purposes.

The Notes will be senior, unsecured obligations of Semtech, and will accrue interest payable semiannually in arrears. Semtech will settle conversions by paying cash up to the aggregate principal amount of the Notes to be converted and paying or delivering, as the case may be, cash, shares of Semtech’s common stock or a combination of cash and shares of Semtech’s common stock, at Semtech’s election, in respect of the remainder, if any, of Semtech’s conversion obligation in excess of the aggregate principal amount of the Notes being converted, based on the then applicable conversion rate. The interest rate, the initial conversion rate and other terms of the Notes will be determined at the time of pricing of the Offering. The Notes will be jointly and severally and fully and unconditionally guaranteed on a senior unsecured basis by each of Semtech’s current and future direct and indirect wholly-owned domestic subsidiaries that guarantee Semtech’s borrowings under its senior credit facilities.

In connection with the pricing of the Notes, Semtech expects to enter into convertible note hedge transactions with the initial purchaser of the Notes or its affiliates and/or other financial institutions (the “option counterparties”). Semtech also expects to enter into warrant transactions with the option counterparties. The convertible note hedge transactions are expected generally to reduce potential dilution to Semtech’s common stock upon any conversion of Notes and/or offset any cash payments Semtech is required to make in excess of the principal amount of converted Notes, as the case may be. However, the warrant transactions could separately have a dilutive effect on Semtech’s common stock to the extent that the market price per share of Semtech’s common stock exceeds the strike price of the warrants. If the initial purchaser of the Notes exercises its option to purchase additional Notes, Semtech expects to enter into additional convertible note hedge transactions and additional warrant transactions with the option counterparties.

In connection with establishing their initial hedges of the convertible note hedge and warrant transactions, Semtech is advised by the option counterparties or their respective affiliates that they expect to enter into various derivative transactions with respect to Semtech’s common stock and/or purchase shares of Semtech’s common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Semtech’s common stock or the Notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Semtech’s common stock and/or purchasing or selling Semtech’s common stock or other securities of Semtech in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so in connection with any conversion of the Notes or redemption or repurchase of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of Semtech’s common stock or the Notes, which could affect the ability of noteholders to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the number of shares and value of the consideration, if any, that noteholders will receive upon conversion of the Notes.

Neither the Notes, the guarantees nor the shares of Semtech’s common stock potentially issuable upon conversion of the Notes, if any, have been, or will be, registered under the Securities Act, the securities laws of any other jurisdiction or any state securities laws and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act. This news release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, the Notes or the guarantees, nor shall there be any sale of the Notes or the guarantees in any state or jurisdiction in which such offer, solicitation or sale is unlawful. No assurance can be made that the Offering will be consummated on its proposed terms or at all.

Investors & Communications Contacts:

Anojja A. Shah

Vice President, Investor Relations

Anojja.Shah@semtech.com

About Semtech Corporation

Semtech Corporation is a leading global supplier of high performance analog and mixed-signal semiconductors and advanced algorithms for infrastructure, high-end consumer and industrial equipment. Semtech’s products are designed to benefit the engineering community as well as the global community. The Company is dedicated to reducing the impact it, and its products, have on the environment. Internal green programs seek to reduce waste through material and manufacturing control, use of green technology and designing for resource reduction. Publicly traded since 1967, Semtech is listed on the Nasdaq Global Select Market under the symbol SMTC.

Cautionary Statements

This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company’s current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as the anticipated pricing and closing of the proposed Offering, future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and the Company’s plans, objectives and expectations. Statements containing words such as "may," "believe," "anticipate," "expect," "intend," "plan," "project," "estimate," "should," "will," "designed to," "projections," or "business outlook," or other similar expressions constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the failure to obtain regulatory approvals required for the closing of the Acquisition; the failure to satisfy the conditions to the closing of the Acquisition; the effect of the announcement of the Acquisition on the ability of the Company or Sierra Wireless to retain and hire key personnel and maintain business relationships with customers, suppliers and others with whom they each do business, or on the Company’s or Sierra Wireless’ operating results, the market price of Semtech’s common stock and business generally; potential legal proceedings relating to the Acquisition and the outcome of any such legal proceeding; the inherent risks, costs and uncertainties associated with integrating the businesses successfully and risks of not achieving all or any of the anticipated benefits of the Acquisition, or the risk that the anticipated benefits of the Acquisition may not be fully realized or take longer to realize than expected; the occurrence of any event, change or other circumstances that could give rise to the termination of the Arrangement Agreement; the risk that the Acquisition will not be consummated within the expected time period, or at all; the uncertainty surrounding the impact and duration of supply chain constraints and any associated disruptions; the uncertainty surrounding the impact and duration of the COVID-19 pandemic; export restrictions and laws affecting the Company's trade and investments and tariffs or the occurrence of trade wars; worldwide economic and political disruptions, including as a result of inflation and the current conflict between Russia and Ukraine; competitive changes in the marketplace including, but not limited to, the pace of growth or adoption rates of applicable products or technologies; downturns in the business cycle; decreased average selling prices of the Company’s products; the Company’s reliance on a limited number of suppliers and subcontractors for components and materials; changes in projected or anticipated end-user markets; and the Company's ability to forecast and achieve anticipated net sales and earnings estimates in light of periodic economic uncertainty, including impacts arising from Asian, European and global economic dynamic; potential liabilities from litigation, third party claims, and/or regulatory investigations; operational impacts and/or liabilities from system failures, security breaches, and cyber-attacks; operational or other impacts from new laws and regulations impacting the business; and those factors set forth under "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2022 filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2022 and under “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2022 filed with the SEC on August 31, 2022, as such risk factors may be amended, supplemented or superseded from time to time by other reports the Company files with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or plans will be achieved, or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management’s analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statement that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.